Exhibit 10.1

Globis Acquisition Corp.

AMENDMENT NO. 1 PROMISSORY NOTE

THIS AMENDMENT OF NOTE (this “Amendment”) is entered into effective as of April 28, 2021, by Globis Acquisition Corp., a Delaware corporation (“Maker”), Globis SPAC LLC, a Delaware limited liability company (“Globis SPAC”), and Globis Capital Partners, LP, a Delaware limited partnership (“Globis Capital” and together with Globis SPAC and Maker, the “Parties”).

RECITALS:

WHEREAS that certain Promissory Note, dated January 11, 2021, in the original principal amount of $1,000,000.00 (the “Note”) executed by Maker payable to Globis SPAC and $100,000.00 of which was transferred and assigned on each of February 4, 2021 and April 8, 2021 from Globis SPAC to Globis Capital; and

WHEREAS, the Parties desire to amend the Note so that no amount outstanding under the Note may be converted into warrants to purchase shares of common stock of the Maker, and each Party acknowledges the mutual benefits of so amending the Note.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.       Section 1 is amended and restated as follows:

1. Principal. The principal balance of this Note shall be payable by Maker on the date on which Maker consummates its initial business combination. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

[Signature Page Follows]

EXECUTED as of the day and year first above written.

GLOBIS ACQUISITION CORP.
a Delaware corporation

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer and Chief Financial Officer

Globis SPAC LLC
a Delaware limited liability company

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Manager

Globis Capital Partners, LP
a Delaware limited partnership

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Managing Member

SIGNATURE PAGE TO Amendment No. 1 to Promissory note